Securities, 424I - Securities, 424I: 1	Mar. 30, 2026 USD ($)
Securities, 424I Table
Security Class Title	Common shares of beneficial interest
Aggregate Sales Price	$ 394,112,369.95
Aggregate Redeemed or Repurchased, FY	1,181,604.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 392,930,765.95
Fee Rate	0.01381%
Amount of Registration Fee	$ 54,263.74